Contingent liabilities	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Contingent liabilities
31. Contingent liabilities
As detailed in Note 20, Lifezone has provided $3,434,062 (TZS 8.4 billion) as a result of a Court ruling received in the year in relation to a withholding tax assessment. Lifezone has not provided for any additional interest charges as, based on ongoing discussions with the TRA, any material outflow is not considered probable. However, if the TRA does not waive the additional interest charges, there is a possibility that KNCL could face an additional liability of up to $5,033,805 (TZS 12.4 billion).
In 2022, KNCL filed an appeal before the Tax Revenue Appeals Tribunal against the TRA to challenge the TRA’s claim of withholding tax imposed on services. Similar to the case mentioned in the previous paragraph, these services were also provided by non-resident entities during a period when KNCL was jointly owned by Barrick and Glencore. The amount of tax in dispute is $167,716 (TZS 422 million). As at the date of signing these financial statements a court appeal hearing date was still pending on this case.